Business Combinations and Divestitures	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Acquisitions
3. BUSINESS COMBINATIONS AND DIVESTITURES

JetPay Acquisition

On December 6, 2018, NCR completed its acquisition of JetPay Corporation ("JetPay"), for which it purchased (i) all outstanding shares of common stock at a price of $5.05 per share, (ii) shares of Series A Preferred Stock at $5.05 per share, (iii) shares of Series A-1 Convertible Preferred Stock at a price of $600 per share, (iv) shares of Series A-2 Convertible Preferred Stock of JetPay at a price of $600 per share, and (v) transaction costs paid on behalf of the seller for an aggregate purchase price of $193 million which was paid in cash. As a result of the acquisition, JetPay became a fully owned subsidiary of NCR.

JetPay is a provider of end-to-end payment processing and human capital management solutions. The acquisition is consistent with NCR's continued transformation to a software- and services- driven business. JetPay complements and extends our existing capabilities by allowing us to monetize transactions via payments.

Recording of Assets Acquired and Liabilities Assumed The fair value of consideration transferred to acquire JetPay was allocated to the identifiable assets acquired and liabilities assumed based upon their estimated fair values as of the date of the acquisition as set forth below. This allocation is open as of December 31, 2018.

The allocation of the purchase price for JetPay is as follows:

In millions	Fair Value
Cash acquired	$4
Tangible assets acquired	76
Acquired intangible assets other than goodwill	109
Acquired goodwill	96
Deferred tax liabilities	(16)
Liabilities assumed	(76)
Total purchase consideration	$193

Goodwill represents the future economic benefits arising from other assets acquired that could not be individually separately recognized. The goodwill arising from the acquisition consists of revenue synergies expected from combining the operations of NCR and JetPay. It is expected that none of the goodwill recognized in connection with the acquisition will be deductible for tax purposes. The goodwill arising from the acquisition has been allocated to our our Software segment under the previous segment reporting structure and has been allocated to Retail and Hospitality segments under the new segment reporting structure. Refer to Note 4, "Goodwill and Purchased Intangible Assets" for the carrying amounts of goodwill by segment as of December 31, 2018 which have been reclassified to conform to the current period presentation.

The following table sets forth the components of the intangible assets acquired as of the acquisition date:

	Estimated Fair Value	Weighted Average Amortization Period (1)
	(In millions)	(In years)
Direct customer relationships	$69	14
Technology - Software	39	9
Tradenames	1	1
Total acquired intangible assets	$109

(1) Determination of the weighted average period of the individual categories of intangible assets was based on the nature of applicable intangible asset and the expected future cash flows to be derived from the intangible asset. Amortization of intangible assets with definite lives is recognized over the period of time the assets are expected to contribute to future cash flows.

In connection with the closing of the acquisition, the Company incurred approximately $4 million of transactions costs, which has been included within selling, general and administrative expenses in the Consolidated Statements of Operations for the year ended December 31, 2018.

Unaudited Pro forma Information The following unaudited pro forma information presents the consolidated results of NCR and JetPay for the years ended December 31, 2017 and 2018. The unaudited pro forma information is presented for illustrative purposes only. It is not necessarily indicative of the results of operations of future periods, or the results of operations that actually would have been realized had the entities been a single company during the periods presented or the results that the combined company will experience after the acquisition. The unaudited pro forma information does not give effect to the potential impact of current financial conditions, regulatory matters or any anticipated synergies, operating efficiencies or cost savings that may be associated with the acquisition. The unaudited pro forma information also does not include any integration costs or remaining future transaction costs that the companies may incur related to the acquisition as part of combining the operations of the companies.

The unaudited pro forma consolidated results of operations, assuming the acquisition had occurred on January 1, 2017, are as follows:

In millions	2018	2017
Revenue	$6,468	$6,592
Net income attributable to NCR	$(46)	$217

The unaudited pro forma results for the year ended December 31, 2018 include:

•	$4 million, net of tax, in additional amortization expense for acquired intangible assets;

•	$4 million, net of tax, in eliminated transaction costs as if those costs were incurred in the prior year period; and

•	$7 million, net of tax, in additional interest expense from the incremental borrowings under the Senior Secured Credit Facility.

The unaudited pro forma results for the year ended December 31, 2017, include:

•	$5 million, net of tax, in additional amortization expense for acquired intangible assets;

•	$4 million, net of tax, in transaction costs; and

•	$7 million, net of tax, in additional interest expense from the incremental borrowings under the Senior Secured Credit Facility.

Other acquisitions

During the third quarter of 2018, we completed the acquisition of Zipscene LLC which aggregates and enriches data from hospitality customers to provide marketing insights back to our customers and will enable us to increase data monetization. During the fourth quarter of 2018, we completed its acquisition of StopLift Checkout Vision Systems ("StopLift"). StopLift designs Artificial Intelligence technology which identifies fraudulent behavior at the point-of-sale and in self-checkout systems.